EXHIBIT 99

         DISCLAIMER LEGEND FOR COMPUTATIONAL MATERIALS FOR PUBLIC CMBS

Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Clients should contact analysts and execute transactions through a JP Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluat ing the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                red_110305b -- X

JPM SECURITIES

Balance         $2,800,902,043.00       Delay                       11       WAC            5.3864  WAM           110
Coupon                     0.0333       Dated               11/01/2005       NET            5.3571  WALA            1
Settle                 11/29/2005       First Payment       12/12/2005

                Price         0   100 CPY   2 CDR_0 CPY   3 CDR_0 CPY   2 CDR_100 CPY   3 CDR_100 CPY
---------------------   -------   -------   -----------   -----------   -------------   -------------
                          Yield     Yield         Yield         Yield           Yield           Yield
---------------------   -------   -------   -----------   -----------   -------------   -------------
              0.13506     26.75     25.35         22.38         20.89           20.87           19.37
              0.14506     23.65     22.24         18.84         17.25           17.30           15.69
              0.15506     20.95     19.54         15.70         14.03           14.13           12.43
              0.16506     18.57     17.16         12.90         11.14           11.31            9.50
              0.17506     16.46     15.06         10.37          8.54            8.76            6.87
              0.18506     14.58     13.18          8.08          6.17            6.46            4.48
              0.19506     12.89     11.48          5.99          4.01            4.35            2.30
              0.20506     11.35      9.95          4.07          2.02            2.43            0.30
              0.21506      9.96      8.56          2.30          0.19            0.65           -1.55
              0.22506      8.68      7.28          0.66         -1.50           -0.99           -3.26
              0.23506      7.51      6.11         -0.86         -3.08           -2.51           -4.85
              0.24506      6.42      5.03         -2.28         -4.55           -3.93           -6.33
              0.25506      5.42      4.02         -3.61         -5.93           -5.26           -7.71
              0.26506      4.48      3.09         -4.85         -7.22           -6.51           -9.01
              0.27506      3.61      2.21         -6.03         -8.44           -7.68          -10.23
              0.28506      2.80      1.39         -7.13         -9.59           -8.78          -11.39
              0.29506      2.03      0.63         -8.18        -10.68           -9.82          -12.48
              0.30506      1.31     -0.10         -9.17        -11.71          -10.81          -13.51
              0.31506      0.63     -0.78        -10.11        -12.69          -11.75          -14.49
              0.32506     -0.02     -1.43        -11.01        -13.62          -12.64          -15.42
              0.33506     -0.63     -2.04        -11.86        -14.50          -13.49          -16.31
Spread @ Center Price     289.2     150.0        -546.6        -768.4          -711.4          -944.6
                  WAL      8.58      8.33          8.22          8.05            8.00            7.84
             Mod Durn     3.734     3.735         2.865         2.763           2.862           2.746
     Principal Window   NA - NA   NA - NA       NA - NA       NA - NA         NA - NA         NA - NA
-----------------------------------------------------------------------------------------------------
              CMT_3MO     4.292     4.292         4.292         4.292           4.292           4.292
              CMT_6MO     4.509     4.509         4.509         4.509           4.509           4.509
              CMT_1YR     4.784     4.784         4.784         4.784           4.784           4.784
              CMT_2YR     4.455     4.455         4.455         4.455           4.455           4.455

                                red_110305b -- X

JPM SECURITIES

Balance         $2,800,902,043.00       Delay                       11       WAC            5.3864  WAM           110
Coupon                     0.0333       Dated               11/01/2005       NET            5.3571  WALA            1
Settle                 11/29/2005       First Payment       12/12/2005

                 Price                   0              100 CPY         2 CDR_0 CPY
----------------------   -----------------    -----------------   -----------------
               CMT_3YR               4.490                4.490               4.490
               CMT_5YR               4.541                4.541               4.541
              CMT_10YR               4.643                4.643               4.643
              CMT_30YR               4.836                4.836               4.836
------------------------------------------------------------------------------------
                Prepay               0 CPY              100 CPY               0 CPY
            No Prepays
 Lockout and Penalties   Include Penalties    Include Penalties   Include Penalties
Prepay Penalty Haircut                   0                    0                   0
------------------------------------------------------------------------------------
               Default               0 CDR                0 CDR     100 *principal2
         Loss Severity                   0%                   0%                 35%
     Servicer Advances                 100%                 100%                100%
       Liquidation Lag                   0                    0                  12
------------------------------------------------------------------------------------
   Optional Redemption            Call (Y)             Call (Y)            Call (Y)
------------------------------------------------------------------------------------
                 Price         3 CDR_0 CPY       2 CDR_100 CPY       3 CDR_100 CPY
----------------------   -----------------   -----------------   -----------------
               CMT_3YR               4.490               4.490               4.490
               CMT_5YR               4.541               4.541               4.541
              CMT_10YR               4.643               4.643               4.643
              CMT_30YR               4.836               4.836               4.836
----------------------------------------------------------------------------------
                Prepay               0 CPY             100 CPY             100 CPY
            No Prepays
 Lockout and Penalties   Include Penalties   Include Penalties   Include Penalties
Prepay Penalty Haircut                   0                   0                   0
----------------------------------------------------------------------------------
               Default     100 *principal3     100 *principal2     100 *principal3
         Loss Severity                  35%                 35%                 35%
     Servicer Advances                 100%                100%                100%
       Liquidation Lag                  12                  12                  12
----------------------------------------------------------------------------------
   Optional Redemption            Call (Y)            Call (Y)            Call (Y)
----------------------------------------------------------------------------------

Treasury Curve   Mat     3MO       6MO       1YR       2YR       3YR       5YR      10YR      30YR
                 Yld   4.292     4.509     4.784     4.455     4.490     4.541     4.643     4.836

DISCLAIMER LEGEND FOR COMPUTATIONAL MATERIALS FOR PUBLIC CMBS

Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Clients should contact analysts and execute transactions through a JP Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluat ing the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                               red_110305b -- A1

JPM SECURITIES

Balance            $83,742,000.00       Delay                       11       WAC            5.3864  WAM           110
Coupon                     3.7505       Dated               11/01/2005       NET            5.3571  WALA            1
Settle                 11/29/2005       First Payment       12/12/2005

                Price               0          25 CPY          50 CPY          75 CPY         100 CPY
---------------------   -------------   -------------   -------------   -------------   -------------
                                Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
             96.62500            5.15            5.17            5.17            5.17            5.17
             96.65625            5.14            5.15            5.16            5.16            5.16
             96.68750            5.13            5.14            5.14            5.15            5.15
             96.71875            5.11            5.12            5.13            5.13            5.13
             96.75000            5.10            5.11            5.12            5.12            5.12
             96.78125            5.08            5.10            5.10            5.10            5.11
             96.81250            5.07            5.08            5.09            5.09            5.09
             96.84375            5.06            5.07            5.07            5.08            5.08
             96.87500            5.04            5.06            5.06            5.06            5.06
             96.90625            5.03            5.04            5.05            5.05            5.05
             96.93750            5.02            5.03            5.03            5.04            5.04
             96.96875            5.00            5.02            5.02            5.02            5.02
             97.00000            4.99            5.00            5.01            5.01            5.01
             97.03125            4.98            4.99            4.99            5.00            5.00
             97.06250            4.96            4.98            4.98            4.98            4.98
             97.09375            4.95            4.96            4.97            4.97            4.97
             97.12500            4.94            4.95            4.95            4.95            4.96
             97.15625            4.92            4.93            4.94            4.94            4.94
             97.18750            4.91            4.92            4.93            4.93            4.93
             97.21875            4.90            4.91            4.91            4.91            4.91
             97.25000            4.88            4.89            4.90            4.90            4.90
             97.28125            4.87            4.88            4.88            4.89            4.89
             97.31250            4.86            4.87            4.87            4.87            4.87
             97.34375            4.84            4.85            4.86            4.86            4.86
             97.37500            4.83            4.84            4.84            4.85            4.85
Spread @ Center Price             4.0             5.3             5.8             6.1             6.1
                  WAL            2.63            2.60            2.59            2.59            2.59
             Mod Durn           2.396           2.374           2.365           2.361           2.360
     Principal Window   Dec05 - Jun10   Dec05 - Mar10   Dec05 - Jan10   Dec05 - Jan10   Dec05 - Dec09

                               red_110305b -- A1

JPM SECURITIES

Balance            $83,742,000.00       Delay                       11       WAC            5.3864  WAM           110
Coupon                     3.7505       Dated               11/01/2005       NET            5.3571  WALA            1
Settle                 11/29/2005       First Payment       12/12/2005

                 Price                   0              25 CPY              50 CPY              75 CPY             100 CPY
----------------------   -----------------   -----------------   -----------------   -----------------   -----------------
             LIBOR_1MO                4.09                4.09                4.09                4.09                4.09
               CMT_3MO               4.292               4.292               4.292               4.292               4.292
               CMT_6MO               4.509               4.509               4.509               4.509               4.509
               CMT_1YR               4.784               4.784               4.784               4.784               4.784
               CMT_2YR               4.455               4.455               4.455               4.455               4.455
               CMT_3YR               4.490               4.490               4.490               4.490               4.490
               CMT_5YR               4.541               4.541               4.541               4.541               4.541
              CMT_10YR               4.643               4.643               4.643               4.643               4.643
              CMT_30YR               4.836               4.836               4.836               4.836               4.836
--------------------------------------------------------------------------------------------------------------------------
                Prepay               0 CPY              25 CPY              50 CPY              75 CPY             100 CPY
            No Prepays
 Lockout and Penalties   Include Penalties   Include Penalties   Include Penalties   Include Penalties   Include Penalties
Prepay Penalty Haircut                   0                   0                   0                   0                   0
--------------------------------------------------------------------------------------------------------------------------
   Optional Redemption            Call (N)            Call (N)            Call (N)            Call (N)            Call (N)
--------------------------------------------------------------------------------------------------------------------------

Swap Curve   Mat      2YR        3YR        4YR        5YR        6YR        7YR        8YR        9YR       10YR       12YR
             Yld   0.4551     0.4850     0.5000     0.5150     0.5250     0.5325     0.5375     0.5450     0.5500     0.5832

                               red_110305b -- A1

JPM SECURITIES

Balance            $83,742,000.00       Delay                       11       WAC            5.3864  WAM           110
Coupon                     3.7505       Dated               11/01/2005       NET            5.3571  WALA            1
Settle                 11/29/2005       First Payment       12/12/2005

                 Price                   0              25 CPY              50 CPY              75 CPY             100 CPY
----------------------   -----------------   -----------------   -----------------   -----------------   -----------------
                                     Yield               Yield               Yield               Yield               Yield
----------------------   -----------------   -----------------   -----------------   -----------------   -----------------
              96.62500                5.38                5.38                5.38                5.38                5.38
              96.65625                5.37                5.37                5.37                5.37                5.37
              96.68750                5.35                5.35                5.35                5.35                5.35
              96.71875                5.34                5.34                5.34                5.34                5.34
              96.75000                5.32                5.32                5.32                5.32                5.32
              96.78125                5.31                5.31                5.31                5.31                5.31
              96.81250                5.29                5.29                5.29                5.29                5.29
              96.84375                5.27                5.27                5.27                5.27                5.27
              96.87500                5.26                5.26                5.26                5.26                5.26
              96.90625                5.24                5.24                5.24                5.24                5.24
              96.93750                5.23                5.23                5.23                5.23                5.23
              96.96875                5.21                5.21                5.21                5.21                5.21
              97.00000                5.20                5.20                5.20                5.20                5.20
              97.03125                5.18                5.18                5.18                5.18                5.18
              97.06250                5.16                5.16                5.16                5.16                5.16
              97.09375                5.15                5.15                5.15                5.15                5.15
              97.12500                5.13                5.13                5.13                5.13                5.13
              97.15625                5.12                5.12                5.12                5.12                5.12
              97.18750                5.10                5.10                5.10                5.10                5.10
              97.21875                5.09                5.09                5.09                5.09                5.09
              97.25000                5.07                5.07                5.07                5.07                5.07
              97.28125                5.05                5.05                5.05                5.05                5.05
              97.31250                5.04                5.04                5.04                5.04                5.04
              97.34375                5.02                5.02                5.02                5.02                5.02
              97.37500                5.01                5.01                5.01                5.01                5.01
 Spread @ Center Price                27.1                27.1                27.1                27.1                27.1
                   WAL                2.22                2.22                2.22                2.22                2.22
              Mod Durn               2.051               2.051               2.051               2.051               2.051
      Principal Window       Dec05 - Jun09       Dec05 - Jun09       Dec05 - Jun09       Dec05 - Jun09       Dec05 - Jun09

                               red_110305b -- A1

JPM SECURITIES

Balance            $83,742,000.00       Delay                       11       WAC            5.3864  WAM           110
Coupon                     3.7505       Dated               11/01/2005       NET            5.3571  WALA            1
Settle                 11/29/2005       First Payment       12/12/2005

                 Price                   0              25 CPY              50 CPY              75 CPY             100 CPY
----------------------   -----------------   -----------------   -----------------   -----------------   -----------------
             LIBOR_1MO                4.09                4.09                4.09                4.09                4.09
               CMT_3MO               4.292               4.292               4.292               4.292               4.292
               CMT_6MO               4.509               4.509               4.509               4.509               4.509
               CMT_1YR               4.784               4.784               4.784               4.784               4.784
               CMT_2YR               4.455               4.455               4.455               4.455               4.455
               CMT_3YR               4.490               4.490               4.490               4.490               4.490
               CMT_5YR               4.541               4.541               4.541               4.541               4.541
              CMT_10YR               4.643               4.643               4.643               4.643               4.643
              CMT_30YR               4.836               4.836               4.836               4.836               4.836
--------------------------------------------------------------------------------------------------------------------------
                Prepay               0 CPY              25 CPY              50 CPY              75 CPY             100 CPY
            No Prepays
 Lockout and Penalties   Include Penalties   Include Penalties   Include Penalties   Include Penalties   Include Penalties
Prepay Penalty Haircut                   0                   0                   0                   0                   0
--------------------------------------------------------------------------------------------------------------------------
               Default          100 *1_CDR          100 *1_CDR          100 *1_CDR          100 *1_CDR          100 *1_CDR
         Loss Severity                  35%                 35%                 35%                 35%                 35%
     Servicer Advances                 100%                100%                100%                100%                100%
       Liquidation Lag                  12                  12                  12                  12                  12
--------------------------------------------------------------------------------------------------------------------------
   Optional Redemption            Call (N)            Call (N)            Call (N)            Call (N)            Call (N)

Swap Curve   Mat      2YR        3YR        4YR        5YR        6YR        7YR        8YR        9YR       10YR       12YR
             Yld   0.4551     0.4850     0.5000     0.5150     0.5250     0.5325     0.5375     0.5450     0.5500     0.5832